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                                                                    EXHIBIT 10.7

                                                                     [EXECUTION]

                               AMENDMENT NO. 3 TO
                         INVESTOR STOCKHOLDERS AGREEMENT

                  This AMENDMENT NO. 3 TO INVESTOR STOCKHOLDERS AGREEMENT (this "Amendment"), dated December 27, 2002, is by and among J.L. French Automotive Castings, Inc., a Delaware corporation (the "Company"), and those stockholders whose names appear on the signature page hereto (collectively, the "Investors") and amends that certain Investor Stockholders Agreement (the "Agreement"), dated as of April 21, 1999 by and among the Company and certain of the Investors and amended by that certain Amendment No. 2 to Investor Stockholders Agreement dated November 30, 2000.

                  WHEREAS, JLF/AR-I LLC, a Delaware limited liability company (the "LLC") and the Company have entered into a Class Q Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement") pursuant to which the LLC will acquire shares of the Company's Class Q-1 Common Stock and Class Q-2 Common Stock.

                  WHEREAS, in connection with the issuance of the Class Q-1 Common and Class Q-2 Common, the parties hereto desire that the LLC become a party to the Agreement and wish to amend the Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree to amend the Agreement as follows:

                  1. Amendment to Preamble. The preamble of the Agreement is hereby amended by deleting "Onex American Holdings LLC, a Delaware limited liability company ("Onex") and substituting "Onex Corporation, an Ontario corporation (together with its Affiliates, "Onex") therefor.

                  2. Amendments to Section 1.1: Certain Definitions.

                  (a) Section 1.1 of the Agreement is hereby amended by deleting the definition "Common Stock" contained therein in its entirety and by substituting the following therefor:

                  "Common Stock" means (i) Class A Common, Class A-1 Common, Class A-2 Common, Class B Common, Class C Common, Class D-1 Common, Class D-2 Common, Class E Common, Class P Common, Class Q-1 Common Stock and Class Q-2 Common Stock and any other equity securities of the Company purchased, issued to, issuable to or otherwise acquired by any Stockholder, (ii) any equity securities issued or issuable, directly or indirectly, with respect to the securities referred to in clause (i) above by way of stock dividend or stock split, exchange or conversion, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Common Stock, such shares will continue to be Common Stock in the hands of any holder of such Common Stock (other than purchasers pursuant to a Public Sale).

                  (b) Section 1.1 is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:




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                  "Class Q-1 Common" means the Company's Class Q-1 Common Stock, par value $.01 per share.

                  "Class Q-2 Common" means the Company's Class Q-2 Non-Voting Common Stock, par value $.01 per share.

                  3. Amendment to Section 6.1: Pre-Emptive Rights. Section 6.1(a) of the Agreement is hereby amended by inserting ", (vii) upon conversion of Class Q-2 Common" immediately after "Class D-2 Common" in the first sentence thereof and by deleting the penultimate sentence thereof and by substituting the following therefor:

                  "In the event the Offered Securities consist of shares of Class A Common, Class A-1 Common, Class A-2 Common, Class B Common, Class C Common, Class D-1 Common, Class D-2 Common, Class E Common, Class P Common, Class Q-1 Common, or Class Q-2 Common then (i) any shares offered to the holders of Class A Common pursuant to this Section 6.1 shall be shares of Class A Common, (ii) any shares offered to the holders of Class A-1 Common pursuant to this Section 6.1 shall be shares of Class A-1 Common, (iii) any shares offered to the holders of Class A-2 Common pursuant to this Section 6.1 shall be shares of Class A-2 Common, (iv) any shares offered to the holders of Class B Common pursuant to this Section 6.1 shall be shares of Class B Common, (v) any shares offered to the holders of Class C Common pursuant to this Section 6.1 shall be shares of Class C Common, (vi) any shares offered to the holders of Class D-1 Common pursuant to this Section 6.1 shall be shares of Class D-1 Common, (viii) any shares offered to the holders of Class D-2 Common pursuant to this Section 6.1 shall be shares of Class D-2 Common, (ix) any shares offered to the holders of Class E Common pursuant to this Section 6.1 shall be shares of Class E Common, (x) any shares offered to the holders of Class P Common pursuant to this Section 6.1 shall be shares of Class P Common, (y) any shares offered to the holders of Class Q-1 Common pursuant to this Section 6.1 shall be shares of Class Q-1 Common, and (2) any shares offered to the holders of Class Q-2 Common pursuant to this Section 6.1 shall be shares of Class Q-2 Common."

                  4. Waiver of Pre-Emptive Rights. Solely with respect to the issuance of the Class Q-1 Common and Class Q-2 Common, the undersigned Stockholders, representing a majority of the shares of voting Common Stock, hereby waive the application of the pre-emptive rights provisions set forth in
Section 6.1 of the Agreement, including, without limitation, the required notice provisions set forth therein.

                  5. Addition of the LLC to the Agreement. The parties hereto agree that, by and upon execution of this Amendment, the LLC shall be a party to the Agreement and shall be considered a "Stockholder" and a holder of "Common Stock" thereunder, and except as otherwise provided herein, the LLC shall be entitled to the rights and benefits and subject to the




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duties and obligations of a Stockholder and a holder of Common Stock thereunder, as fully as if the LLC were an original signatory thereto in such capacities.

                  6. Applicable Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  7. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by each party hereto.


                                    * * * * *









                                       3
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first written above.

                               J.L. FRENCH AUTOMOTIVE CASTINGS, INC.

                               By:      ____________________________________
                               Its:     ____________________________________

                               J2R PARTNERS III

                               By:      ____________________________________
                               Its:     ____________________________________

                               RANDOLPH STREET PARTNERS II

                               By:      ____________________________________
                               Its:     ____________________________________

                               BANCAMERICA CAPITAL INVESTORS II, L.P.

                               By:      BancAmerica Capital Management II, L.P.
                               Its:     General Partner

                               By:      BACM II, GP, LLC
                               Its:     General Partner

                               By:      ____________________________________
                               Its:     Authorized Member




[Signature Page to Amendment No. 3 to Investor Stockholders Agreement]

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                         THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                         By:      ____________________________________
                         Its:     ____________________________________


                         NORWEST EQUITY CAPITAL, L.L.C.

                         By:      Itasca NEC, L.L.C., Managing Member
                         By:      ________________________, Member


                         TOWER AUTOMOTIVE, INC.

                         By:      ____________________________________
                         Its:     ____________________________________


                         ONEX CORPORATION,
                         as successor in interest to Onex American Holdings, LLC

                         By:      ____________________________________
                         Its:     ____________________________________

                         By:      ____________________________________
                         Its:     ____________________________________






         [Continuation of Signature Page to Amendment No. 3 to Investor
                            Stockholders Agreement]
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                  BAIRD CAPITAL PARTNERS III LIMITED PARTNERSHIP
                  By:      Baird Capital Partners Management Company III,
                           L.L.C.
                  Its:     General Partner

                  By:      ____________________________________
                  Its:     ____________________________________

                  BAIRD CAPITAL PARTNERS II LIMITED PARTNERSHIP
                  By:      Baird Capital Partners Management Company, L.L.C.
                  Its:     General Partner

                  By:      ____________________________________
                  Its:     ____________________________________

                  BCP III AFFILIATES FUND LIMITED PARTNERSHIP
                  By:      Baird Capital Partners Management Company III,
                           L.L.C.
                  Its:     General Partner

                  By:      ____________________________________
                  Its:     ____________________________________

                  BCP III SPECIAL AFFILIATES LIMITED PARTNERSHIP
                  By:      Baird Capital Partners Management Company III,
                           L.L.C.
                  Its:     General Partner

                  By:      ____________________________________
                  Its:     ____________________________________

                  BCP II AFFILIATES FUND LIMITED PARTNERSHIP
                  By:      Robert W. Baird & Co. Incorporated
                  Its:     General Partner

                  By:      ____________________________________
                  Its:     ____________________________________


                  WINDWARD/METROPOLITAN, L.L.C.

                  By:      ____________________________________
                  Its:     ____________________________________

                  WINDWARD/PARK WACI, L.L.C.

                  By:      ____________________________________
                  Its:     ____________________________________






         [Continuation of Signature Page to Amendment No. 3 to Investor
                            Stockholders Agreement]


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                      ------------------------------------------
                      Charles M. Waldon

                      ------------------------------------------
                      S. A. Johnson

                      ------------------------------------------
                      Karl F. Storrie

                      ------------------------------------------
                      Scott D. Rued

                      ------------------------------------------
                      Carl E. Nelson

                      ------------------------------------------
                      David J. Huls

                      ------------------------------------------
                      Judith A. Vijums

                      ------------------------------------------
                      Dan F. Moorse

                      Dugald K. Campbell, Trustee of The Dugald K. Campbell Annuity Trust III, dated September 1, 1999

                      By:      ____________________________________
                      Its:     Trustee

                      Mary-Louise R. Johnson and her successors in trust, as Trustees of the Mary-Louise R. Johnson Revocable Trust under Agreement dated November 12, 2001

                      By:      ____________________________________
                      Its:     ____________________________________


                      JLF/AR-I LLC

                      By:      ____________________________________
                      Its:     ____________________________________





         [Continuation of Signature Page to Amendment No. 3 to Investor
                            Stockholders Agreement]